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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 24, 2003, except for information presented in note 40, for which the date is July 31, 2003, which appears in Amarin Corporation plc's Report on Form 20-F (as amended) for the year ended December 31, 2002.



/s/ PRICEWATERHOUSECOOPERS LLP
---------------------------------
PRICEWATERHOUSECOOPERS LLP



Cambridge, England
November 21, 2003